EXHIBIT G



                       [FORM OF CLOSING CERTIFICATE]



          Pursuant to subsection 5.1(i) of the amended and restated Credit Agreement, dated as of August 5, 1992, among the Reeves Brothers, Inc. (the "Company"), Reeves Industries, Inc. (the "Parent"; and collectively with the Company, the "Borrowers"), the several banks and financial institutions parties thereto (the "Banks") and Chemical Bank, a New York banking corporation, as agent for the Banks (in such capacity, the "Agent") (the "Credit Agreement"; capitalized terms used herein without definition are used as defined in the Credit Agreement), each of the undersigned hereby certifies to the Agent and each Bank as follows:


     (a) None of the resolutions of the Boards of Directors of either of the Borrowers certified and delivered under subsection 5.1(c) of the Credit Agreement has been amended, modified, revoked or rescinded since their respective dates of execution and such resolutions are in full force and effect on the date hereof in the form adopted;

          (b) The incumbencies and signatures of the officers of each of the Borrowers indicated on the Incumbency Certificates delivered pursuant to subsection 5.1(h) of the Credit Agreement remain true and correct since their respective dates of execution and such incumbencies and signatures are in full force and effect on the date hereof;

          (c) The certificates of incorporation and by-laws of each of the Borrowers certified and delivered under subsection 5.1(d) of the Credit Agreement have not been amended, modified, revoked, rescinded or otherwise altered since their respective dates of adoption and such documents are in full force and effect on the date hereof in the same form in which they were delivered pursuant to such subsection 5.1(d);

          (d) Each of the representations and warranties made by either of the Borrowers in or pursuant to the Loan Documents to which they are a party are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof;

          (e) Immediately after giving effect to the amendment and restatement of the Existing Agreement on the date hereof, no Default or Event of Default shall have occurred and will be continuing under any Loan Document; and

          (f)  The conditions precedent set forth in subsections
     5.1 of the Credit Agreement have been satisfied.


          IN WITNESS WHEREOF, the undersigned has hereunto executed this Closing Certificate as of this _____ day of _______
1995.

                              REEVES BROTHERS, INC.


                              By:________________________________
                                 Name:
                                 Title:


                              REEVES INDUSTRIES, INC.


                              By:________________________________
                                 Name:
                                 Title: